BIG ENTERTAINMENT, INC.

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                          SECURITIES PURCHASE AGREEMENT

                                  July 28, 1999

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EXHIBITS

A    --   Form of Warrant

B    --   Registration Rights Statement

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                          SECURITIES PURCHASE AGREEMENT

                  This Securities Purchase Agreement (this "Agreement") is entered into effective as of July 28, 1999 by and between BIG ENTERTAINMENT, INC., a Florida corporation (the "Company") and AOL LATIN AMERICA, S.L., a limited liability company organized under the laws of Spain ("Purchaser").

                                    SECTION 1
                        SALE OF STOCK; CLOSING; DELIVERY

         1.1 SALES OF STOCK. Subject to the terms and conditions hereof, the Company agrees to issue and sell to Purchaser, and Purchaser agrees to buy from the Company (i) 135,000 shares (the "Shares") of the Company's authorized Common Stock, par value $.01 per share (the "Common Stock"), and (ii) a Warrant exercisable to purchase 100,000 shares of Common Stock (the "Warrant" and, together with the Shares, the "Securities"). The aggregate purchase price for the Securities (the "Consideration") shall be equal to the services to be delivered to the Company's wholly owned subsidiary, Hollywood.com International, Inc., by the Purchaser pursuant to the Interactive Services Agreement of even date herewith between Hollywood.com International, Inc. and the Purchaser (the "Services Agreement").

         1.2 CLOSING. The closing of the purchase and sale of the Shares hereunder (the "Closing") will take place on the date hereof (the "Closing Date"), at the offices of the Company, 2255 Glades Road, Suite 237W, Boca Raton, FL 33431, or at such other time and place upon which the Company and Purchaser may mutually agree.

         1.3 PAYMENT AND DELIVERY. At the Closing, the Company will deliver to Purchaser a certificate representing the Warrant substantially in the form of EXHIBIT A hereto against delivery by the Purchaser of an executed copy of the Services Agreement. On the earlier of (i) the Launch Date and (ii) the date that is 90 days after the Closing Date, the Company will deliver to Purchaser a certificate representing the Shares. As used herein, "Launch Date" means the first date on which the Portuguese-language AOL Proprietary Service is operational and commercially available in Brazil.

                                    SECTION 2
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchaser as follows:

         2.1 ORGANIZATION AND STANDING; ARTICLES OF INCORPORATION AND BYLAWS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Company has delivered to the Purchaser true and complete copies of the Company's Articles of Incorporation and Bylaws. The


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Company has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted.

         2.2 CORPORATE POWER. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Warrant, to sell and issue the Shares hereunder and the shares of Common Stock underlying the Warrant (the "Warrant Shares"), and to carry out and perform its obligations under the terms of this Agreement and the Warrant.

         2.3 CAPITALIZATION. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock of which 13,682,334 shares were issued and outstanding as of July 27, 1999, (each together with a Common Stock purchase right (the "Rights") issued pursuant to the Rights Agreement, dated as of August 23, 1996 by and between the Company and American Stock Transfer & Trust Company (the "Rights Agreement") and 394,466 shares were issued and held as collateral for lease obligations of the Company, and 1,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock") of which, as of July 27, 1999, 50 shares of 7% Series D Convertible Preferred Stock, $10,000 stated value per share, were issued and outstanding. The outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable.

         2.4 AUTHORIZATION. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement and the Warrant by the Company, the authorization, sale, issuance and delivery of the Securities and the performance of all of the Company's obligations hereunder and thereunder has been taken. This Agreement and the Warrant, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforcement is subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable.

         2.5 SEC DOCUMENTS. The Company has furnished to Purchaser copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1999 and all other statements, reports, registration statements (other than registration statements on Form S-8, if any) filed by the Company with the Securities and Exchange Commission ("SEC") since December 31, 1998 and prior to the date hereof (collectively, the "SEC Documents"). As of their respective filing dates, the Company's SEC Documents complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act of 1933, as amended (the "Securities Act"), as the case may be. As of their respective filing dates (or if amended or supplemented, as of the date of such amendment or supplement), none of the SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements


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therein, in light of the circumstances under which they were made, not misleading. Each of the historical financial statements of the Company contained in the SEC Documents has been prepared in all material respects in accordance with (a) generally accepted accounting principles ("GAAP") (except that the March 31, 1999 unaudited financial statements may not contain all footnotes required by GAAP and may be subject to normal year-end audit adjustments) and
(b) the books and records of the Company. Such financial statements present fairly in all material respects the financial position and results of operations of the Company as of and for the periods ending on their dates. Except as disclosed in the SEC Documents, since March 31, 1999 there has been no material adverse change in the Company's business, results of operations or financial condition.

         2.6 NO VIOLATION. Neither the execution and delivery of this Agreement or the Warrant nor the consummation of the transactions or performance of the Company's obligations contemplated hereby or thereby will conflict with, result in a material breach or violation of, or cause a material default under, any provision of the Company's Articles of Incorporation or Bylaws, each as is currently in effect, any instrument, contract or agreement that is material to the business of the Company and its subsidiaries, taken as a whole, or any judgment, writ, decree, order, law, statute, ordinance, rule or regulation applicable to the Company or any of its subsidiaries.

         2.7 COMPLIANCE WITH CORPORATE INSTRUMENTS AND LAWS. The Company is not in violation of any provisions of its Articles of Incorporation or Bylaws as currently in effect. Each of the Company and each of its subsidiaries is in compliance in all material respects with all applicable laws, statutes, rules, and regulations of all governmental and regulatory authorities which are applicable and the compliance with which is material to the Company and its subsidiaries taken as a whole.

                                    SECTION 3
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         Purchaser hereby represents and warrants to the Company with respect to the purchase of the Securities as follows:

         3.1 EXPERIENCE. It has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

         3.2 ACCREDITED INVESTOR. It is an "accredited investor" as such term is defined in Rule 501(a) of the Securities Act.

         3.3 INVESTMENT. It is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Shares to be purchased have not been, and will not be, registered under the Securities Act or any state securities laws by


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reason of a specific exemption from the registration provisions of the
Securities Act and applicable state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser's representations as expressed herein.

     3.4 RESTRICTIONS ON TRANSFERABILITY. It acknowledges that the Securities and the Common Stock underlying the Warrant must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Purchaser understands that the certificate or certificates representing the Securities and the Common Stock underlying the Warrant shall bear the following restrictive legend until registered:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF UNLESS SUCH OFFER, SALE OR OTHER DISPOSITION IS REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE BASED ON AN OPINION OF COUNSEL OF THE TRANSFEROR TO SUCH EFFECT IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.

         3.5 NO FEDERAL OR STATE APPROVAL. It understands that no federal or state agency has passed upon the Securities or made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Securities.

         3.6 ACCESS TO DATA. It has had an opportunity to discuss the Company's business, management and financial affairs with its management.

         3.7 AUTHORIZATION. This Agreement and the Warrant, when executed and delivered by Purchaser, will constitute valid and legally binding obligations of Purchaser, enforceable in accordance with their terms, except as such enforcement is subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         3.8 BROKERS OR FINDERS. The Company has not, and will not, incur, directly or indirectly, as a result of any action taken by Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

         3.9 NO VIOLATION. Neither the execution and delivery of this Agreement or the Warrant nor the consummation of the transactions or performance of the Purchaser's obligations contemplated hereby or thereby will conflict with, result in a material breach


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or violation of, or cause a material default under, any provision of the
Purchaser's organizational documents, each as is currently in effect, any instrument, contract or agreement that is material to the business of the Purchaser or any judgment, writ, decree, order, law, statute, ordinance, rule or regulation applicable to the Purchaser.

         3.10 NO OWNERSHIP OR SHORT POSITION. Purchaser does not "beneficially own" (as defined under Rule 13d-3 of the Exchange Act) any shares of Common Stock. The Purchaser has not entered into a short position or similar arrangement with respect to any shares of the Common Stock at any time from and after July 1, 1999 to and including the date hereof.

                                    SECTION 4
                                    COVENANTS

         4.1 REGISTRATION RIGHTS. The Purchaser shall have the registration rights set forth in the Registration Rights Statement attached hereto as Exhibit B.

         4.2 RIGHTS. If any Rights are outstanding at the time the Shares or any Warrant Shares are issued under this Agreement or the Warrant, the Company shall, in accordance with the Rights Agreement, issue to the Purchaser one Right for each Share or Warrant Share so issued.

         4.3 RETURN OF SHARES. In the event that the Launch Date has not occurred prior to the one-year anniversary of the Closing Date, the certificate representing the Shares shall be canceled and the Purchaser shall immediately return the certificate to the Company and this Agreement shall terminate.

                                    SECTION 5
                                  MISCELLANEOUS

         5.1 GOVERNING LAW. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Florida as applied to agreements made and performed in Florida by residents of the State of Florida. The Company and the Purchaser each hereby consents to personal jurisdiction in any action brought with respect to this Agreement and the transactions contemplated hereby in any Circuit Court in Palm Beach County, Florida and in the United States District Court for the Southern District of Florida. The Company and the Purchaser each also agrees that service of process may be accomplished pursuant to the provisions of Section 5.6 hereof.

         5.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         5.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire

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understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         5.4 PUBLICITY. Except as may be required by applicable law or regulation, neither the Company nor Purchaser shall issue any press release or otherwise make a public statement with respect to the transactions contemplated by this Agreement without the other party's consent, which shall not be unreasonably withheld or delayed.

         5.5 CONFIDENTIALITY. Purchaser acknowledges and agrees that any information or data it has acquired from the Company, not otherwise properly in the public domain or obtained from sources other than the Company (which sources, to Purchaser's knowledge, were not bound by any obligations of confidentiality with respect to such information), was received in confidence. Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company.

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         5.6 NOTICES, ETC. Unless otherwise provided, any notice, request, demand or other communication required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or when sent by telex or telecopier (with receipt confirmed), or one business day after deposit with overnight courier or three business days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows (or at such other address as a party may designate by notice to the other):

         IF TO THE COMPANY:

         Big Entertainment, Inc.
         2255 Glades Road, Suite 237W
         Boca Raton, FL  33431
         Attention:   Mitchell Rubenstein, Chief Executive Officer
         Telephone:   (561) 998-8000
         Facsimile:   (561) 998-2974

         WITH A COPY TO:

         Big Entertainment, Inc.
         2255 Glades Road, Suite 237W
         Boca Raton, FL  33431
         Attention:   W. Robert Shearer, General Counsel
         Telephone:   (561) 998-8000
         Facsimile:   (561) 998-2974

         IF TO THE PURCHASER:

         AOL Latin America
         6600 North Andrews Avenue
         Suite 500
         Fort Lauderdale, FL  33309
         Attention:   John Gardiner
         Telephone:   (954) 772-0703
         Facsimile:   (954) 772-7089

         WITH A COPY TO:

         Arnold & Porter
         555 12th Street, N.W.
         Washington, DC  20004
         Attention:        Robert B. Ott
         Facsimile:        (202) 942-5999

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         5.7 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a legal, valid and enforceable substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

         5.8 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         5.9 FACSIMILE SIGNATURES. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

         5.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

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         The foregoing agreement is hereby executed as of the date first above written.

                         BIG ENTERTAINMENT, INC.

                         By: /S/ W. ROBERT SHEARER
                         Name: W. ROBERT SHEARER
                         Title:  SENIOR VICE PRESIDENT

                         AOL LATIN AMERICA, S.L.

                         By: /S/ ALEJANDRO LATORRE
                         Name: ALEJANDRO LATORRE
                         Title: ADMINISTRATOR

                                   SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

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                                    EXHIBIT B
                          REGISTRATION RIGHTS STATEMENT

             This Registration Rights Statement (this "Statement") sets forth the registration rights granted by Big Entertainment, Inc. (the "Company") to the Purchaser under the Securities Purchase Agreement dated as of July 28, 1999 by and between the Company and AOL Latin America, S.L. (the "Purchase Agreement"). Capitalized terms defined in the Purchase Agreement and used herein without definition have the same meanings herein as in the Purchase Agreement.

             In consideration of the agreements of the Purchaser contained in the Purchase Agreement, the Company hereby grants to the Purchaser the rights set forth herein:

         1. DEFINITIONS. For purposes of this Statement:

            (a) "Commencement Date" means the first anniversary of the Closing Date under the Purchase Agreement.

            (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

            (c) "Investors" means (i) the Purchaser, and (ii) any affiliate of the Purchaser or its successor.

            (d) "Register," "registered," and "registration" refer to a registration effected by preparing and filing with the Securities and Exchange Commission (the "Commission") a registration statement or similar document on Form S-3 (or its successor) in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

            (e) "Registration Expenses" means all expenses in connection with the Company's performance of or compliance with its obligations under this Statement, including, without limitation, all (i) registration, qualification and filing fees; (ii) fees, costs and expenses of compliance with securities or blue sky laws; (iii) printing expenses; (iv) messenger, telephone and delivery expenses incurred by the Company; (v) fees, expenses and disbursements of counsel for the Company and of all independent certified public accountants retained by the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) Securities Act liability insurance if the Company so desires; (vii) fees, expenses and disbursements of any other individuals or entities retained by the Company in connection with the registration of the Registrable Securities; (viii) fees, costs and expenses incurred in connection with the listing of the Registrable Securities on each national securities exchange or automated quotation system on which the Company has made application for the listing of its Common Stock; and
(ix) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and expenses of any annual audit). Registration Expenses shall


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not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale of Registrable Securities, or counsel fees and any other expenses incurred by Investors in connection with any registration that are not specified in the immediately preceding sentence.

            (f) "Registrable Securities" means (i) shares of Common Stock issued pursuant to the Purchase Agreement, the Warrant issued pursuant to the Purchase Agreement, or the warrant issued by the Company pursuant to Section 6.1(b)(ii) of the Interactive Services Agreement, dated July 28, 1999, by and between the Company and the Purchaser, or (ii) shares of Common Stock or other securities of the Company issued as a dividend or other distribution on or in exchange for any of the shares of Common Stock specified in clause (i).

            (g) "Requestor" means the Investor requesting the registration in question.

            (h) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

         2. DEMAND REGISTRATIONS. Investors shall have two demand rights, one demand right shall be exercisable by the Investors on or after the Commencement Date (the "Initial Demand"), and a second demand right shall be exercisable on or after the third anniversary of the Commencement Date (the "Second Demand"). The Company shall not be required to effect more than two (2) registrations pursuant to this Section 2 and shall not be required to effect any registration on any form other than a Form S-3 (or its successor).

            (a) REQUEST FOR REGISTRATION. If an Investor submits a written request (a "Demand Notice") to the Company that the Company register, on a shelf registration statement, Registrable Securities under and in accordance with the Securities Act (a "Demand Registration"), then the Company shall:

                (i) within 10 business days after receipt of such Demand Notice, give written notice of the proposed registration to all other Investors; and

                (ii) as soon as practicable, use diligent efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Investors joining in such request as are specified in written requests received by the Company within 20 days after the date the Company mails the written notice referred to in clause (i) above.

             Notwithstanding the foregoing, if the Company shall furnish to the Investors a certificate signed by the chief executive officer or president of the Company stating that in the good faith judgment of the board of directors of the Company, it would be materially detrimental to the Company or its stockholders for a registration statement to be filed on or before the date filing would be required in connection with any Demand Registration and it is therefore essential to defer the filing of such registration statement,


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the Company shall have the right to defer such filing or delay its effectiveness for a reasonable period not to exceed 90 days provided that such right shall not be exercised more than once with respect to a request for registration hereunder.

            (b) UNDERWRITING. No Demand Registration shall involve an underwriting and the Company shall have no obligation to enter into any underwriting agreement in connection with a Demand Registration.

         3. COMPANY REGISTRATION.

            (a) NOTICE OF REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its Common Stock, whether or not for its own account, other than a registration relating to employee benefit plans or a registration effected on Form S-4 (or its successor) or relating to the first underwritten public offering of Common Stock consummated by the Company within eighteen (18) months of the date hereof, the Company shall:

                (i) provide to each Investor written notice thereof at least ten days prior to the filing of the registration statement by the Company in connection with such registration; and

                (ii) include in such registration, and in any underwriting involved therein, all those Registrable Securities specified in a written request by each Investor received by the Company within five days after the Company mails the written notice referred to above, subject to the provisions of
Section 3(b) below.

            (b) UNDERWRITING. The right of any Investor to registration pursuant to this Section 3 shall be conditioned upon the participation by such Investor in the underwriting arrangements specified by the Company in connection with such registration and the inclusion of the Registrable Securities of such Investor in such underwriting to the extent provided herein. All Investors proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company and take all other actions, and deliver such opinions and certifications, as may be reasonably requested by such managing underwriter. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in such registration. The Company shall so advise all Investors distributing Registrable Securities through such underwriting, and there shall be excluded from such registration and underwriting, to the extent necessary to satisfy such limitation, shares held by the Investors. As among the Investors as a group, the number of Registrable Securities that may be included in the registration and underwriting shall be allocated in proportion, as nearly as practicable, to the respective amounts of Registrable Securities required to be included (determined without regard to any requirement of a request to be included in such registration) in such registration held by all Investors at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the


                                      -3-
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above provisions, the Company may round the number of shares allocated to any
Investor to the nearest 100 shares.

            (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 3 prior to the effectiveness of such registration whether or not any Investor has elected to include Registrable Securities in such registration.

         4. EXPENSE OF REGISTRATION. All Registration Expenses incurred in connection with the registration and other obligations of the Company pursuant to Sections 2, 3 and 5 shall be borne by Company.

         5. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Statement to effect the registration of Registrable Securities, the Company shall:

            (a) promptly prepare and file with the Commission a registration statement with respect to such Registrable Securities on Form S-3, and use its reasonable diligent efforts to cause such registration statement to become effective as promptly as practicable and remain effective thereafter as provided herein, provided that prior to filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company will furnish to each of the Investors whose Registrable Securities are covered by such registration statement, their counsel and any underwriters copies of all such documents proposed to be filed sufficiently in advance of filing to provide them with a reasonable opportunity to review such documents and comment thereon;

            (b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, including such amendments (including post-effective amendments) and supplements as may be necessary to reflect the intended method of disposition by the prospective seller or sellers of such Registrable Securities;

            (c) use its reasonable best efforts to continue the effectiveness of such registration statement as follows:

                (i) if pursuant to the Initial Demand, and such demand is exercised before the third anniversary of the Commencement Date, until the later of (x) two years from the effective date of the registration statement relating thereto and (y) the third anniversary of the Commencement Date;

                (ii) if pursuant to the Initial Demand, and such demand is exercised on or after the third anniversary of the Commencement Date, until two years from the effective date of the registration statement relating thereto; and

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

                (iii) if pursuant to the Second Demand, until two years from the effective date of the registration statement relating thereto;

            (d) subject to receiving reasonable assurances of confidentiality, for a reasonable period after the filing of such registration statement, and throughout each period during which the Company is required to keep a registration effective, make available for inspection by the selling holders of Registrable Securities being offered, and any underwriters, and their respective counsel, such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries as shall be reasonably necessary, in the judgment of such counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

            (e) promptly notify the selling holders of Registrable Securities and any underwriters and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission, by the National Association of Securities Dealers Inc. ("NASD"), and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by any such entity for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (vi) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

            (f) furnish to each selling holder of Registrable Securities being offered, and any underwriters, prospectuses or amendments or supplements thereto, in such quantities as they may reasonably request and as soon as practicable, that update previous prospectuses or amendments or supplements thereto;

            (g) use reasonable diligent efforts to (i) register or qualify the Registrable Securities to be included in a registration statement hereunder under such other securities laws or blue sky laws of such jurisdictions within the United States of America as any selling holder of such Registrable Securities or any underwriter of the securities being sold shall reasonably request, (ii) keep such registrations or qualifications in effect for so long as the registration statement remains in effect and (iii) take any and all such actions as may be reasonably necessary or advisable to enable such holder or underwriter to consummate the disposition in such jurisdictions of such Registrable Securities owned by such holder; PROVIDED HOWEVER, that the Company shall not be required for any such purpose to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 5(h), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

            (h) cause all such Registrable Securities to be listed or accepted for quotation on each securities exchange or automated quotation system on which the Company's Common Stock then trades; and

            (i) otherwise use reasonable diligent efforts to comply with all applicable provisions of the Securities Act, and rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         6. INDEMNIFICATION. In the event any of the Registrable Securities are included in a registration statement under this Statement:

            (a) the Company will indemnify each Investor who participates in such registration, each of its officers, directors, partners and agents, and each person controlling such Investor within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Investor, each of its officers, directors, partners and agents and each person controlling such Investor, each such underwriter and each person who controls any such underwriter, for reasonable legal fees and other expenses incurred by them in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor or underwriter.

            (b) Each Investor will, if Registrable Securities held by such Investor are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its officers, directors, partners and agents, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Investor, each of its officers, directors, partners and agents and each person controlling such Investor within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company, such Investors, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor.

            (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought provided that failure to give such prompt notice shall not relieve the Indemnifying Party of its obligations hereunder unless it is materially prejudiced thereby, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be that of such Indemnified Party unless
(i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing of an election to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party then shall have the right to employ separate counsel at its own expense and to participate in the defense thereof, and shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by a majority of the Indemnified Parties who are eligible to select such counsel). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party may consent to entry of any judgment or enter into any settlement without the prior written consent of the Indemnifying Party.

            (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expenses in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         7. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock and until five years from the date thereof, the Company shall use reasonably diligent efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, beginning 90 days after the Company registers a class of securities under Section 12 of the Exchange Act or completes a registered offering under the Securities Act; or

            (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

         8. TERMINATION OF REGISTRATION RIGHTS. No Investor shall be entitled to exercise any right provided for in this Statement after fifteen years following the Commencement Date or after such time as all Registrable Securities held by such Investor may be sold under Rule 144 (or any successor rule) under the Securities Act within a single three-month period.

         9. INFORMATION TO BE PROVIDED BY THE INVESTORS. Each Investor whose Registrable Securities are included in any registration pursuant to this Agreement shall furnish the Company such information regarding such Investor and the distribution proposed by such Investor as may be reasonably requested in writing by the Company and as shall be required in connection with such registration or the registration or qualification of such securities under any applicable state securities law.

         10. MISCELLANEOUS.

            (a) AMENDMENTS AND WAIVERS. The provisions of this Statement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to depart from the provisions hereof may not be given unless the Company has obtained the written consent of the Purchaser. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Investors whose Registrable Securities are being sold pursuant to a registration statement and which does not directly or indirectly affect the rights of other Investors may be given by the holders of a majority of the Registrable Securities being sold by such holders.

            (b) NOTICES. All communications provided for hereunder shall be sent by registered or certified mail, reputable overnight delivery service or facsimile transmission. Communications to an Investor shall be sent to such Investor at its address set forth in the Purchase Agreement or, if the Investor was not a Purchaser, in the security register or other records of the Company. Communications to the Company shall be sent to the Company as provided in the Purchase Agreement.

            (c) DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Statement are inserted for convenience only and do not constitute a part of this Statement.

            (d) GOVERNING LAW. This Statement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Florida as applied to agreements entered into and wholly performed in Florida, without giving effect to the choice of law or conflicts principles thereof.

            (e) PART OF PURCHASE AGREEMENT. This Statement constitutes a part of the Purchase Agreement and is subject to all provisions thereof.

            (f) SEVERABILITY. Any provision of this Statement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.